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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) June 19, 2002

Advanced Biotherapy, Inc.
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	0-26323 (Commission File Number)	95-0402415 (IRS Employer Identification No.)

6355 Topanga Canyon Boulevard, Suite 510 Woodland Hills, California (Address of principal executive offices)	91367 (Zip Code)

Registrant’s telephone number, including area code (818) 883-6716

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Item 5. OTHER EVENTS.

     The registrant published a press release on June 19, 2002, which announced that the June 2002 issue of the “American Journal of Ophthalmology,” a peer-reviewed scientific publication directed to ophthalmologists and visual science specialists describing clinical investigations, clinical observations, and clinically relevant laboratory investigations related to ophthalmology, published the results of a company-sponsored seminal pilot study entitled “Treatment of Corneal Transplant Rejection In Humans With Anti-Interferon Gamma Antibodies” authored by Simon Skurkovich, MD, PhD, Vice President of Research & Development of Advanced Biotherapy, Inc., Alexander Kasparov, MD, PhD, Nikolai Narbut, MD, PhD and Boris Skurkovich, MD, a Director of Advanced Biotherapy, Inc. A copy of such press release is incorporated herein by reference and is attached as an exhibit to this Form 8-K.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Designation 99.1	Description of Exhibit Press Release, dated June 19, 2002

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BIOTHERAPY, INC. (Registrant)

Date: June 19, 2002	By: /s/ Edmond Buccellato

Edmond Buccellato, President and CEO

INDEX TO EXHIBITS

Exhibit	Description

99.1	Text of Press Release, dated June 19, 2002